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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):

                                August 17, 2001


                                Cost Plus, Inc.
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            (Exact name of registrant as specified in its charter)

          California                                            0-14970                                   94-1067973
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(State or other jurisdiction of                        (Commission File Number)                (IRS Employer Identification No.)
         incorporation

 200 Fourth Street, Oakland, California                                                                         94607
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(Address of principal executive offices)                                                                      (Zip Code)

       Registrant's telephone number, including area code (510) 893-7300
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Item 5.   Other Events
          ------------

               On August 17, 2001, Cost Plus, Inc. announced the promotion of John Luttrell to Senior Vice President, Chief Financial Officer, replacing John Hoffner, who will be leaving on August 24, 2001 to join Jack-in-the-Box as Executive Vice President, Chief Financial Officer.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 22, 2001

                                    Cost Plus, Inc.


                                    /s/ John Hoffner
                                    ----------------------------------------
                                    John Hoffner
                                    Chief Financial Officer, Chief Accounting
                                    Officer and Executive Vice President,
                                    Administration